UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 9, 2005



                       SOUTHERN CONNECTICUT BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Connecticut                     0-49784                06-1609692
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

           215 Church Street, New Haven, CT                06510
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       (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (203) 782-1100


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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                 Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2005, at the Annual Meeting of shareholders of Southern Connecticut Bancorp, Inc. ("Bancorp"), a majority of shareholders of Bancorp approved the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan ("2005 Stock Plan"). The 2005 Stock Plan had been adopted, subject to shareholder approval, by Bancorp's Board of Directors on March 8, 2005.

The 2005 Stock Plan provides for the grant of incentive stock options, non-qualified stock options (collectively, "options") and awards of restricted stock ("awards"). The Board and shareholders adopted the Plan to enable recipients to acquire shares of common stock, thereby increasing their personal involvement in Bancorp, offering them an opportunity to realize stock appreciation and rewarding them for achieving a high level of financial performance. The 2005 Stock Plan is designed to help Bancorp attract and retain qualified officers, directors and employees, and to motivate such persons to produce a superior return for the shareholders of Bancorp. The aggregate number of shares of common stock that may be issued pursuant to options and awards under the Plan is 150,000 shares.

Authority  to  administer  the 2005  Stock  Plan is vested  in the  Compensation
Committee of Bancorp's Board of Directors, and accordingly, the Compensation Committee has broad authority with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to: authorize the granting of shares of common stock or options; determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan; determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2005 Stock Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The form of Incentive Stock Option Agreement, Non-Qualified Stock Option Agreement and Restricted Stock Agreement relating to the 2005 Stock Plan are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits
       ---------------------------

          10.1 Southern  Connecticut  Bancorp,  Inc. 2005 Stock Option and Award
               Plan

          10.2 Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan Incentive Stock Option Agreement

          10.3 Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan Non-Qualified Stock Option Agreement

          10.4 Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan Restricted Stock Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SOUTHERN CONNECTICUT BANCORP, INC.




                                   By: /s/ Michael M. Ciaburri
                                       ---------------------------------
                                   Name: Michael M. Ciaburri
                                   Title:  Director, President & Chief
                                           Operating Officer



Date:  May 9, 2005

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